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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      December 20, 2002
                                                 ---------------------------




                                HOLLY CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)


           Delaware                    001-03876                 75-1056913
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)


   100 Crescent Court, Suite 1600
           Dallas, Texas                                   75201-6927
----------------------------------------                ---------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (214) 871-3555
                                                  ------------------------------



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ITEM 5. OTHER EVENTS

On December 20, 2002, the Company issued the following press release:

                      HOLLY CORPORATION ANNOUNCES AGREEMENT
              TO ACQUIRE THE WOODS CROSS REFINERY IN SALT LAKE CITY

                  Dallas, Texas, December 20, 2002 - Holly Corporation (AMEX -
         HOC), today announced that it has entered into a definitive agreement with ConocoPhillips to acquire the Woods Cross refinery near Salt Lake City, Utah and related assets. The total price for the assets is $25 million subject to reduction for certain pension obligations, plus the value of crude oil, refined product and other inventories (estimated to be approximately $30 million at closing).

                  The Woods Cross refinery has a crude oil capacity of 25,000 barrels per day and has operated at close to capacity over the last three years. The purchase will also include certain pipelines and other transportation assets used in connection with the refinery, 25 retail service stations located in Utah and Wyoming, and a 10-year exclusive license to market fuels under the Phillips brand in the states of Utah, Wyoming, Idaho and Montana. ConocoPhillips and Holly also agree to work cooperatively on possible extensions of this 10-year term. Over the last three years, the Woods Cross refinery and retail assets have averaged $20 million in earnings before interest, taxes and depreciation. The purchase is expected to be financed by a combination of cash and an inventory financing.

                  Matthew P. Clifton, President of Holly Corporation, said, "We are very pleased about the Woods Cross acquisition. We expect the acquisition to be significantly accretive to our earnings and cash flow from the start. The refinery is well maintained, well staffed and is currently meeting EPA mandated cleaner burning gasoline requirements through January 2009. Estimated capital expenditures to address EPA's June 2006 low-sulfur diesel fuel requirements are relatively modest and offer potential opportunities for improved profitability. We plan on working cooperatively with ConocoPhillips and the branded marketers in the four states to support the quality and excellence of the Phillips brand in these areas. We look forward to being a good employer for the refinery's employees and to contributing to the local economy by continuing to be a reliable supplier of clean


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         fuels." The transaction has been approved by both companies.
         Consummation of the sale is subject to the satisfaction of certain conditions, including approval by the Federal Trade Commission. The transaction is expected to close in Holly Corporation's fiscal quarter ended April 30, 2002.

                  Holly Corporation, through its affiliates, Navajo Refining Company and Montana Refining Company, is engaged in the refining, transportation, terminalling and wholesale marketing of petroleum products.

                  The following is a "safe harbor" statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are forward-looking statements based on management's belief and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Such differences could be caused by a number of factors including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions, and other financial, operational and legal risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings. The Company assumes no duty to publicly update or revise such statements, whether as a result of new information, future events or otherwise.

         For further information, contact:
         Matthew P. Clifton, President
         Stephen J. McDonnell, Vice President and
         Chief Financial Officer
         Holly Corporation
         (214) 871-3555

         For information from ConocoPhillips concerning this transaction, contact:
         Rich Johnson
         ConocoPhillips
         (281) 293-1286



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         This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this Form 8-K, are forward-looking statements. Such statements are subject to risks and uncertainties, including but not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Although the Company believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to the Company, no assurances can be given that such expectations will prove to have been correct. This summary discussion of risks and uncertainties that may cause actual results to differ from those indicated in forward-looking statements should be read in conjunction with the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002, and the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 2 of Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 2002. All forward-looking statements included in this Current Report on Form 8-K and all subsequent oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above.



SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HOLLY CORPORATION
                                             -----------------------------------
                                             (Registrant)



Date: December 20, 2002                      By   /s/Stephen J. McDonnell
      -----------------                         --------------------------------
                                                Stephen J. McDonnell
                                                Vice President and Chief
                                                Financial Officer